UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 28, 2009
MIDWEST BANC HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-13735	36-3252484
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

501 West North Avenue
Melrose Park, Illinois	60160
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (708) 865-1053
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On July 28, 2009, Midwest Banc Holdings, Inc. (the “Company”) announced its earnings results for the quarter ended June 30, 2009. Attached as Exhibit 99.1 is a copy of the press release relating to the Company’s earnings results, which is incorporated herein by reference.
Note: the information in this report provided in item 2.02 (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 5.02 Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On July 28, 2009, the Company announced that the board of directors of the Company and its subsidiary, Midwest Bank and Trust Company (“Midwest Bank”), had accepted the resignations of the following directors: Angelo DiPaolo, Dennis O’Hara and Joseph Rizza.
     On July 28, 2009, the Company announced that it was implementing cost reduction initiatives including salary reductions for certain employees with the salaries of the named executive officers being decreased by 7% to 10%. The following named executive officers have had their 2009 base salaries reduced by the specified percentage effective August 3, 2009:

Named Executive Officer	%	New Base Salary

Roberto Herencia, President and Chief Executive Officer	10	$450,000

JoAnn Sannasardo Lilek, Executive Vice President and Chief Financial Officer	7	319,176

Brogan Ptacin, Executive Vice President Midwest Bank	7	258,242

Kelly J. O’Keefe, Executive Vice President Midwest Bank	7	226,534

Sheldon Bernstein, Executive Vice President Midwest Bank	7	205,046

J.J. Fritz, Senior Executive Vice President Midwest Bank	7	308,295
     In addition, the board of directors of the Company approved a revised severance policy, a copy of which is attached hereto as Exhibit 10.2.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On July 28, 2009, the board of directors of the Company amended 2.7 of Article II of the Company’s Amended and Restated By-laws (the “By-laws”), effective immediately. The revision to Section 2.7 clarifies quorum and voting procedures at stockholder meetings.
     A copy of the By-laws is attached as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference in its entirety.
Item 8.01. Other Events.
     On July 28, 2009, the Company announced that it had adopted a Capital Plan. Attached as Exhibit 99.2 is a copy of the press release relating to the Capital Plan, which is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibit.
(d) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:
3.1	Amended and Restated By-laws of the Company, as amended to date.

10.1	Severance Policy.

99.1	Earnings press release.

99.2	Press release concerning the Capital Plan.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Midwest Banc Holdings, Inc.
By:	/s/ JoAnn Sannasardo Lilek
JoAnn Sannasardo Lilek
Executive Vice President and Chief Financial Officer

July 29, 2009

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